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                                                                   EXHIBIT 23.3

                                Yankwich & Associates
                               130 Bishop Allen Drive
                           Cambridge, Massachusetts 02139
                              Telephone: (617) 491-4343
                              Facsimile: (617) 491-8801




Leon R. Yankwich
Direct Line: (617) 491-8909

August 14, 2000

                          Consent of Yankwich & Associates

     Yankwich & Associates hereby consents to the reference to the firm under the caption `Experts' in the Prospectus that is a part of the Registration Statement on Form S-1 of Dyax Corp.



                                                     /s/ Leon R. Yankwich